Inventories (Tables)	12 Months Ended
Jun. 30, 2020
Inventories [Abstract]
Disclosure of Inventories

	SA Rand
Figures in million	2020	2019

Gold in lock-up	47	43
Gold in-process, ore stockpiles and bullion on hand (a)	936	780
Consumables at weighted average cost (net of provision) (b)	1 485	1 187

Total inventories	2 468	2 010
Non-current portion of gold in lock-up and gold in-process	(47)	(43)

Total current portion of inventories	2 421	1 967

Included in the balance above is:
Inventory valued at net realisable value	47	334

(a)
The run-of-mine (ROM) stock at the Hidden Valley operations increased R294 million year on year following the commencement of the stage 6 cut-back. The increase includes approximately R72 million which is attributable to translation. This was offset by gold in-process which decreased R169 million year on year due to the lower production during the last quarter of the 2020 financial year as well as the plants being cleaned out during the South African COVID-19 national lockdown.

(b)
The consumables’ balance increased R298 million year on year, primarily as a result of the impact of the weakening of the Rand against the Australian dollar from R9.91/A$1 at 30 June 2019 to R11.96/A$1 at 30 June 2020 and the resultant movement when translating the balance for the Hidden Valley operations at year-end.